Exhibit 99

PASSPORT MASTER FUND, LP

By:	PASSPORT HOLDINGS, LLC

as General Partner

By:	PASSPORT CAPITAL, LLC,

as Managing Member

By:	/s/ JOHN BURBANK

John Burbank

Managing Member

PASSPORT MASTER FUND II, LP

By:	PASSPORT HOLDINGS, LLC

as General Partner

By:	PASSPORT CAPITAL, LLC,

as Managing Member

By:	/s/ JOHN BURBANK

John Burbank,

Managing Member

PASSPORT HOLDINGS, LLC

By:	PASSPORT CAPITAL, LLC,

as Managing Member

By:	/s/ JOHN BURBANK

John Burbank,

Managing Member

PASSPORT MANAGEMENT, LLC

By:	PASSPORT CAPITAL, LLC,

as Managing Member

By:	/s/ JOHN BURBANK

John Burbank,

Managing Member

PASSPORT CAPITAL, LLC

By:	/s/ JOHN BURBANK

John Burbank,

Managing Member

/s/ JOHN BURBANK

John Burbank